                                                                   Exhibit 24.1

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Mark McDonnell his true and lawful attorney-in-
fact, with full power of substitution, to sign any and all instruments, certificates and documents that may be necessary, desirable or appropriate to be executed on behalf of himself as an individual or in his capacity as a direct or indirect general partner, director, officer or manager of any partnership, corporation or limited liability company, pursuant to section 13 or 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any and all regulations promulgated thereunder, and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the
Securities and Exchange Commission, and with any other entity when and if such is mandated by the Exchange Act or by the Financial Industry Regulatory
Authority, granting unto said attorney-in-fact full power and authority to do and perform each and every act and thing necessary, desirable or appropriate, fully to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorney-in-fact, or his substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, this Power of Attorney has been signed as of the
29th day of January, 2021.

                                   ARCH VENTURE FUND X OVERAGE, L.P.

                                   By: ARCH Venture Partners X Overage, L.P.
                                       its General Partner

                                       By: ARCH Venture Partners X, LLC
                                           its General Partner

                                           By: /s/ Robert Nelsen
                                               ----------------------
                                               Managing Director

                                   ARCH VENTURE PARTNERS X OVERAGE, L.P.

                                   By: ARCH Venture Partners X, LLC
                                       its General Partner

                                   By: /s/ Robert Nelsen
                                       ------------------------
                                       Managing Director

                                   ARCH VENTURE PARTNERS X, LLC

                                   By: /s/ Robert Nelsen
                                       ------------------------
                                       Managing Director

                                   /s/ Keith Crandell
                                   ----------------------
                                   Keith Crandell

                                   /s/ Robert Nelsen
                                   ----------------------
                                   Robert Nelsen

                                   /s/ Kristina Burow
                                   ----------------------
                                   Kristina Burow

                                   /s/ Steven Gillis
                                   ---------------------
                                   Steven Gillis